1Q TWENTY24 INVESTOR PRESENTATION ORIGIN BANCORP, INC.

2 FORWARD-LOOKING STATEMENTS AND NON-GAAP MEASURES This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information regarding Origin Bancorp, Inc.'s ("Origin" or the "Company") future financial performance, business and growth strategies, projected plans and objectives, and any expected purchases of its outstanding common stock, and related transactions and other projections based on macroeconomic and industry trends, including changes to interest rates by the Federal Reserve and the resulting impact on Origin's results of operations, estimated forbearance amounts and expectations regarding the Company's liquidity, including in connection with advances obtained from the FHLB, which are all subject to change and may be inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such changes may be material. Such forward-looking statements are based on various facts and derived utilizing important assumptions and current expectations, estimates and projections about Origin and its subsidiaries, any of which may change over time and some of which may be beyond Origin's control. Statements or statistics preceded by, followed by or that otherwise include the words "assumes," "anticipates," "believes," "estimates," "expects," “foresees,” "intends," "plans," "projects," and similar expressions or future or conditional verbs such as "could," "may," “might,” "should," "will," and "would" and variations of such terms are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. Further, certain factors that could affect the Company's future results and cause actual results to differ materially from those expressed in the forward-looking statements include, but are not limited to: potential impacts of adverse developments in the banking industry highlighted by high-profile bank failures, including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; the impact of current and future economic conditions generally and in the financial services industry, nationally and within Origin’s primary market areas, including the effects of declines in the real estate market, high unemployment rates, inflationary pressures, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers and changes to customer and client behavior as a result of the foregoing; potential reductions in benchmark interest rates and the resulting impacts on net interest income; deterioration of Origin's asset quality; factors that can impact the performance of Origin's loan portfolio, including real estate values and liquidity in Origin's primary market areas; the financial health of Origin's commercial borrowers and the success of construction projects that Origin finances; changes in the value of collateral securing Origin's loans; developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; Origin's ability to anticipate interest rate changes and manage interest rate risk (including the impact of higher interest rates on macroeconomic conditions, competition, and the cost of doing business); the effectiveness of Origin's risk management framework and quantitative models; Origin's inability to receive dividends from Origin Bank and to service debt, pay dividends to Origin's common stockholders, repurchase Origin's shares of common stock and satisfy obligations as they become due; the impact of labor pressures; changes in Origin's operation or expansion strategy or Origin's ability to prudently manage its growth and execute its strategy; changes in management personnel; Origin's ability to maintain important customer relationships, reputation or otherwise avoid liquidity risks; increasing costs as Origin grows deposits; operational risks associated with Origin's business; significant turbulence or a disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities; increased competition in the financial services industry, particularly from regional and national institutions, as well as from fintech companies, difficult market conditions and unfavorable economic trends in the United States generally, and particularly in the market areas in which Origin operates and in which its loans are concentrated; Origin's level of nonperforming assets and the costs associated with resolving any problem loans including litigation and other costs; the credit risk associated with the substantial amount of commercial real estate, construction and land development, and commercial loans in Origin's loan portfolio; changes in laws, rules, regulations, interpretations or policies relating to financial institutions, and potential expenses associated with complying with such regulations; periodic changes to the extensive body of accounting rules and best practices; further government intervention in the U.S. financial system; a deterioration of the credit rating for U.S. long-term sovereign debt or actions that the U.S. government may take to avoid exceeding the debt ceiling; a potential U.S. federal government shutdown and the resulting impacts; compliance with governmental and regulatory requirements, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and others relating to banking, consumer protection, securities, and tax matters; Origin's ability to comply with applicable capital and liquidity requirements, including its ability to generate liquidity internally or raise capital on favorable terms, including continued access to the debt and equity capital markets; changes in the utility of Origin's non-GAAP liquidity measurements and its underlying assumptions or estimates; possible changes in trade, monetary, and fiscal policies, laws, and regulations and other activities of governments, agencies and similar organizations; natural disasters and adverse weather events, acts of terrorism, an outbreak of hostilities (including the impacts related to or resulting from Russia's military action in Ukraine, or the conflict in Israel and surrounding areas, including the imposition of additional sanctions and export controls, as well as the broader impacts to financial markets and the global macroeconomic and geopolitical environments), regional or national protests and civil unrest (including any resulting branch closures or property damage), widespread illness or public health outbreaks or other international or domestic calamities, and other matters beyond Origin's control; the impact of generative artificial intelligence; fraud or misconduct by internal or external actors, system failures, cybersecurity threats and/or security breaches and the cost of defending against them. For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to the sections titled "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in Origin's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") and any updates to those sections set forth in Origin's subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Origin's underlying assumptions prove to be incorrect, actual results may differ materially from what Origin anticipates. Accordingly, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Origin does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Origin to predict those events or how they may affect Origin. In addition, Origin cannot assess the impact of each factor on Origin's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Origin or persons acting on Origin's behalf may issue. Annualized, pro forma, adjusted projected and estimated numbers are used for illustrative purposes only, are not forecasts, and may not reflect actual results. Certain prior period amounts have been reclassified to conform to the current year financial statement presentations. These reclassifications did not impact previously reported net income or comprehensive income. Origin reports its results in accordance with generally accepted accounting principles in the United States ("GAAP"). However, management believes that certain supplemental non-GAAP financial measures may provide meaningful information to investors that is useful in understanding Origin's results of operations and underlying trends in its business. However, non-GAAP financial measures are supplemental and should be viewed in addition to, and not as an alternative for, Origin's reported results prepared in accordance with GAAP. The following are the non-GAAP measures used in this presentation: adjusted net income, adjusted PTPP earnings, adjusted diluted EPS, adjusted NIM-FTE, adjusted ROAA, adjusted PTPP ROAA, adjusted ROAE, adjusted PTPP ROAE, tangible book value per common share, adjusted tangible book value per common share, tangible common equity, adjusted tangible common equity, tangible common equity to tangible assets, ROATCE, adjusted ROATCE and adjusted efficiency ratio. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for reconciliations of non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP. ORIGIN BANCORP, INC. _______

ORIGIN BANCORP, INC. _______ LOUISIANA Entry: 1912 Loans: $1,461 Deposits: $2,925 DOLLARS IN MILLIONS, UNAUDITED (1) (2) 3 DEPOSITS & LOANS BY STATE Note: All financial information is as of March 31, 2024. Map location counts include full service branches only. Please see slide 32 for all footnote references included above. MISSISSIPPI Entry: 2010 Loans: $580 Deposits: $596 8% 8% 37% 19% 55% 73% Loans (2)Deposits (1) ICS ICS TEXAS Dallas/Fort Worth Houston East Texas Entry: 2008 Entry: 2013 Entry: 2022 Loans: $3,098 Loans: $1,917 Loans: $443 Deposits: $2,110 Deposits: $1,301 Deposits: $916 Total Texas Loans: $5,458 Total Texas Deposits: $4,327 SOUTHEAST Entry: 2024(3) 16 10 9 18 6 ** *Locations in Mobile, Alabama and Fort Walton Beach, Florida coming soon

ORIGIN STRATEGICALLY INVESTS IN TEXAS & SOUTHEAST

THE MOST DYNAMIC GROWTH MARKETS IN THE COUNTRY

STRONG

NET MIGRATION INTO OUR MARKETS



WEST
-774,966
MIDWEST
-480,336
NORTHEAST
-1,181,700
SOUTH
+2,437,002

Net Domestic Migration from April 1, 2020 to July 1, 2023 • Source: US Census Bureau

TEXAS

- 8th largest economy in the world
- #1 in jobs created in 2023 with 369,600 jobs added
- Home to 55 fortune 500 company headquarters
- Texas boasts the 2nd largest civilian workforce in the US with over 15 million workers
- Texas is the leading destination for corporate relocation & expansion projects
- Texas is home to 3.2 million small businesses and hundreds of publicly traded firms
- Texas led the nation in high tech exports for the 11th year in a row in 2023

SOUTH ALABAMA & FLORIDA PANHANDLE

- Baldwin County - 7th fastest growing metro in the country
- High-tech employment population
  - 7 of top 10 US defense contractors have a presence in the region
- Mobile, AL - 12th largest US port by volume
- Mobile Harbor project will make it the deepest harbor in the Gulf of Mexico in 2025

4

5 ORIGIN BANCORP, INC. _______

PERFORMANCE HIGHLIGHTS AT-A-GLANCE - FIRST QUARTER 2024

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS
UNAUDITED

	Key Performance Metrics	1Q24 Reported	1Q24 Adjusted	4Q23 Reported	4Q23 Adjusted
Balance Sheet	Total Loans Held for Investment ("LHFI")	$7,900,027	N/A	$7,660,944	N/A
	Total Assets	9,892,379	N/A	9,722,584	N/A
	Total Deposits	8,505,464	N/A	8,251,125	N/A
Income Statement	Net Income	$ 22,632	$ 22,626 (4)	$ 13,425	$ 18,461 (4)
	Adjusted Pre-Tax, Pre-Provision ("adjusted PTPP") Earnings	N/A	31,864 (4)	N/A	26,654 (4)
	Diluted EPS	0.73	0.73 (4)	0.43	0.60 (4)
Selected Ratios	NIM - FTE	3.19 %	3.19 % (5)	3.19 %	3.19 % (5)
	Return on Average Assets (annualized) ("ROAA")	0.92	0.92 (4)	0.55	0.75 (4)
	Adjusted PTPP ROAA (annualized)	N/A	1.30 (4)	N/A	1.08 (4)
	Return on Average Stockholders' Equity (annualized) ("ROAE")	8.57	8.56 (4)	5.26	7.23 (4)
	Adjusted PTPP ROAE (annualized)	N/A	12.06 (4)	N/A	10.44 (4)
	Book Value per Common Share (7)	$ 34.79	N/A	$ 34.30	N/A
	Tangible Book Value per Common Share (4) (7)	29.24	$ 33.27	28.68	$ 32.59
	Tangible Common Equity (4) (7)	906,860	1,031,769	888,774	1,009,797
	Tangible Common Equity to Tangible Assets (4) (7)	9.33 %	N/A	9.31 %	N/A
	Return on Average Tangible Common Equity ("ROATCE") (4)	10.24	10.23 %	6.36	8.74 %
	Efficiency Ratio	64.81	64.90 (4)	75.02	66.43 (4)
	ALCL to Total LHFI	1.25	1.30 (6)	1.26	1.31 (6)

Please see slide 32 for all footnote references included above.

1Q24 Key Highlights

- **Total LHFI were $7.90 billion at March 31, 2024, reflecting an increase of $239.1 million, or 3.1%, compared to December 31, 2023. LHFI, excluding MW LOC, were $7.50 billion at March 31, 2024, reflecting an increase of $168.1 million, or 2.3%, compared to December 31, 2023.**
- **Deposits, excluding brokered deposits, were $7.91 billion reflecting an increase of $102.2 million, or 1.3%, compared to December 31, 2023.**
- **Net income was $22.6 million for the quarter ended March 31, 2024, reflecting an increase of $9.2 million, or 68.6%, compared to the linked quarter.**
- **Noninterest income was $17.3 million for the quarter ended March 31, 2024, reflecting an increase of $9.1 million, or 110.5%, compared to the linked quarter.**
- **During the current quarter we entered into an agreement to sell substantially all of our mortgage servicing rights, recognizing a gain on the sale of $410,000 for the current quarter.**
- **March 31, 2024, Company level common equity Tier 1 capital to risk-weighted assets was 11.97%, Tier 1 leverage ratio was 10.66%, and the total capital ratio was 14.98%.**

ORIGIN BANCORP, INC.
6

TRENDING KEY MEASURES

UNAUDITED

Net Income ($)

DOLLARS IN THOUSANDS



4,957
22,632
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24

Diluted EPS ($)



0.21
0.73
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24

Total Revenue ($)

DOLLARS IN THOUSANDS



65,366
90,578
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24

Total LHFI ($)

DOLLARS IN MILLIONS



CAGR 11.2%
5,312
7,900
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24

Total LHFI, Adjusted ($)(8)

DOLLARS IN MILLIONS



CAGR 18.3%
3,994
7,499
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24

Total Deposits ($)

DOLLARS IN MILLIONS



CAGR 13.0%
5,372
8,505
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24

Please see slide 32 for all footnote references included above.

ORIGIN BANCORP, INC.
7

ORIGIN BANCORP, INC. _______ TRENDING KEY NON-GAAP MEASURES(4) Adjusted Diluted EPS ($) UNAUDITED Adjusted Net Income ($) Adjusted PTPP Earnings ($) DOLLARS IN THOUSANDS Adjusted Efficiency Ratio (%) 60.15 64.90 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 24.84 29.24 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 Tangible Book Value per Common Share ($)(7) 8 23.97 33.27 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 Adjusted Tangible Book Value per Common Share ($) 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 DOLLARS IN THOUSANDS 4,957 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 0.21 0.73 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 Please see slide 32 for all footnote references included above. CAGR 4.4% CAGR 9.1% 22,626 27,146 31,864

ORIGIN BANCORP, INC. _______ ASSET AND STOCKHOLDERS' EQUITY GROWTH 1997 - 1Q24 DOLLARS IN MILLIONS Total Assets ($) 148 9,892 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 1Q 24 Total Stockholders' Equity ($) 11 1,079 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 1Q 24 CAGR 17.4% CAGR 19.0% 9 Origin Bancorp, Inc. Cumulative Return ($) KBW Nasdaq Bank Total Return Index ($) 12 /3 1/ 96 12 /3 1/ 97 12 /3 1/ 98 12 /3 1/ 99 12 /3 1/ 00 12 /3 1/ 01 12 /3 1/ 02 12 /3 1/ 03 12 /3 1/ 04 12 /3 1/ 05 12 /3 1/ 06 12 /3 1/ 07 12 /3 1/ 08 12 /3 1/ 09 12 /3 1/ 10 12 /3 1/ 11 12 /3 1/ 12 12 /3 1/ 13 12 /3 1/ 14 12 /3 1/ 15 12 /3 1/ 16 12 /3 1/ 17 12 /3 1/ 18 12 /3 1/ 19 12 /3 1/ 20 12 /3 1/ 21 12 /3 1/ 22 12 /3 1/ 23 0 500 1,000 1,500 2,000 2,500 Total Shareholder Return ($)(9) IPO Please see slide 32 for all footnote references included above. DOLLARS IN MILLIONS UNAUDITED

ORIGIN BANCORP, INC. _______ 10 2,247 2,620 4,747 5,276 5,458 1,343 1,545 2,747 2,993 3,098904 1,075 1,631 1,837 1,917 369 446 443 DFW Houston East Texas 2020 2021 2022 2023 1Q24 Deposit Trends by Texas Market ($)(1) Loan Trends by Texas Market ($)(2) TEXAS GROWTH STORY Texas Franchise Highlights DOLLARS IN MILLIONS • 35 locations throughout 10 counties including the 4th and 5th largest MSAs in the United States.(10) • Texas franchise represents 73% of LHFI(2) and 55% of deposits(1) at March 31, 2024. 2,574 3,132 4,261 4,108 4,327 1,581 1,925 2,196 1,994 2,110 993 1,207 1,173 1,205 1,301 892 909 916 DFW Houston East Texas 2020 2021 2022 2023 1Q24 CAGR 31.4% CAGR 17.3% Please see slide 32 for all footnote references included above. DOLLARS IN MILLIONS UNAUDITED

ORIGIN BANCORP, INC. _______ 11 LOAN GROWTH 4,094 4,498 6,805 7,331 7,499 4,094 4,498 5,593 7,331 7,499 1,212 Origin BTH 2020 2021 2022 2023 1Q24 0 2,000 4,000 6,000 8,000 LHFI Key Data DOLLARS IN MILLIONS IDT • Total LHFI, excluding MW LOC, were $7.50 billion at March 31, 2024, reflecting an increase of $168.1 million, or 2.3%, compared to December 31, 2023. • Total MW LOC were $401.0 million, or 5.1%, of total LHFI at March 31, 2024. LHFI Growth excluding MW LOC ($)(11) CAGR: 20.5% 1,833 2,032 3,160 3,270 3,362 1,833 2,032 2,492 3,270 3,362 668 Origin BTH 2020 2021 2022 2023 1Q24 0 1,000 2,000 3,000 4,000 C&I, Owner Occupied CRE and C&D Growth ($)(11) CAGR: 20.5% Please see slide 32 for all footnote references included above. DOLLARS IN MILLIONS UNAUDITED

WELL DIVERSIFIED LOAN PORTFOLIO[12]

UNAUDITED

Loan Composition at March 31, 2024: $7,900 million



Residential Real Estate - Single Family & Consumer 17%
Multi-Family Real Estate 5%
Commercial & Industrial ("C&I") 28%
Non-Owner Occupied CRE: 18%
Non-Owner Occupied C&D: 12%
Owner Occupied Construction/ Land/Land Development ("C&D"): 3%
Owner Occupied Commercial Real Estate ("CRE"):12%
MW LOC: 5%
C&I, Owner Occupied CRE and C&D, MW LOC: 48%
Non-Owner Occupied CRE and C&D, Multi-Family: 35%

C&I, Owner Occupied CRE and C&D, MW LOC: $3,763 million



Real Estate & Construction: 8%
Finance & Insurance: 7%
MW LOC: 5%
Energy: 4%
Transportation Svcs: 3%
Retail Shopping: 2%
Healthcare: 2%
Retail Dealers: 2%
Restaurants: 1%
Entertainment: 1%
Consumer Svcs: 1%
Professional Svcs: 1%
Commercial Svcs: 1%
Wholesale Distribution: 1%
Banks: 1%
Misc: 8%

Loan Portfolio Details

(Dollars in thousands)	1Q24	4Q23	3Q23	2Q23	1Q23
C&I	$2,154,151	$2,059,460	$2,058,073	$1,977,028	$2,091,093
Owner Occupied CRE	948,624	953,822	932,109	915,861	855,887
Owner Occupied C&D	259,366	256,658	252,168	259,984	252,617
MW LOC	400,995	329,966	286,293	537,627	337,529
Total Commercial	3,763,136	3,599,906	3,528,643	3,690,500	3,537,126
Non-Owner Occupied CRE	1,472,164	1,488,912	1,503,782	1,512,303	1,529,513
Non-Owner Occupied C&D	909,231	813,567	824,588	762,255	696,009
Multi-Family Real Estate	359,765	361,239	349,787	348,703	357,469
Residential Real Estate-Single Family	1,373,532	1,373,696	1,338,382	1,284,955	1,231,022
Consumer Loans	22,199	23,624	22,881	23,973	24,684
Total Loans	$7,900,027	$7,660,944	$7,568,063	$7,622,689	$7,375,823

Non-Owner Occupied CRE and C&D, Multi-Family: $2,741 million



Misc.: 1%
Finance & Insurance: 1%
Restaurant: 1%
Professional Svcs.: 1%
Hotel: 1%
Healthcare: 2%
Multi-Family under Construction: 3%
Multi-Family Real Estate: 5%
Office Building: 5%
Retail Shopping: 6%
Real Estate & Construction: 9%

Please see slide 32 for all footnote references included above.

12
ORIGIN BANCORP, INC.

ORIGIN BANCORP, INC. _______ 1.17 1.11 0.85 1.05 1.07 0.07 0.10 0.14 0.10 0.13 Classified LHFI / Total LHFI (%) Net Charge-Offs / Average LHFI (annualized) 1Q23 2Q23 3Q23 4Q23 1Q24 0.23 0.44 0.42 0.39 0.51 0.16 0.26 0.27 0.34 0.42 Nonperforming LHFI / LHFI (%) Past due LHFI / LHFI (%) 1Q23 2Q23 3Q23 4Q23 1Q24 13 CREDIT QUALITY Asset Quality Trends (%) Allowance for Loan Credit Losses ("ALCL") 92,008 94,353 95,177 96,868 98,375 1.25 1.24 1.26 1.26 1.25 1.30 1.32 1.30 1.31 1.30 ALCL as a percentage of LHFI, adjusted (%) ALCL as a percentage of LHFI (%) ALCL ($) 1Q23 2Q23 3Q23 4Q23 1Q24 • Provision for loan credit loss expense for 1Q24 was $4.1 million, compared to $3.6 million in 4Q23, and $6.2 million in 1Q23. The $1.5 million increase is primarily due to loan growth as well as required reserves attributed to the increase in non-performing loans. • ALCL to nonperforming LHFI is 243.27% at 1Q24, 321.66% at 4Q23, and 538.75% at 1Q23. DOLLARS IN THOUSANDS (6) Please see slide 32 for all footnote references included above. UNAUDITED

ORIGIN BANCORP, INC. _______ Texas: 75% Louisiana: 6% Mississippi: 13% Out of Market: 6% 14 Medical: 25% Financial: 15% Law Firms: 11%Energy: 10% Other: 24% National Credit Tenant: 15% CRE OFFICE - STRENGTH AND DIVERSIFICATION Tenant Classification $377.8M $377.8M Geographic Diversification DOLLARS IN THOUSANDS March 31, 2024 Avg. Loan Size $ 2,290 Weighted Avg. LTV 59.45 % Past Due Loans / Loans — Classified Loans / Loans — NPL / Loans — NCOs / Avg. Loans (annualized) — ALCL / Loans 0.78 Key Portfolio Metrics DOLLARS IN MILLIONS DOLLARS IN MILLIONS NON-OWNER OCCUPIED (“NOO”), UNAUDITED Sensitivity Analysis (%) (13) 1.34 1.11 54.60 80.29 Current DSC Stressed DSC Current LTV Stressed LTV NOO CRE Office (14) Please see slide 32 for all footnote references included above. (15)

ORIGIN BANCORP, INC. _______ 15 SELECTED SECTORS - KEY PORTFOLIO METRICS March 31, 2024 Multi-Family Real Estate + Under Construction Hotel Retail Shopping Outstanding Loan Balance $ 595,846 $ 104,921 $ 656,252 % of LHFI 7.54% 1.33% 8.31 % Avg. Loan Size $ 3,329 $ 4,562 $ 1,589 Weighted Avg. LTV 58.01% 58.06% 61.23 % Past Due Loans / Loans — — — Classified Loans / Loans 0.47 — 0.34 NPL / Loans 0.01 — — NCOs / Avg. Loans (annualized) — — — ALCL / Loans 0.87 0.99 0.63 DOLLARS IN THOUSANDS, UNAUDITED

ORIGIN BANCORP, INC. _______ Treasury/Agency: 5% MBS: 49% CMO: 14% Municipal: 23% Corporate/ABS: 9% 1,634 1,592 1,527 1,291 1,244 2.38 2.42 2.46 2.50 2.51 Total Securities ($) Yield (%) 1Q23 2Q23 3Q23 4Q23 1Q24 Investment Securities Average Balance and Yield INVESTMENT SECURITIES DOLLARS IN MILLIONS • Total securities portfolio weighted average effective duration was 4.34 years as of March 31, 2024, compared to 4.28 years as of December 31, 2023. • Expected principal cash flows from investments with no rate changes: • 2024: $125.5 million • 2025: $104.4 million • 2026: $127.6 million 16 (138.5) (152.9) (172.7) (121.0) (124.9) 1Q23 2Q23 3Q23 4Q23 1Q24 Accumulated Other Comprehensive Loss (16) ($) Investment Securities - AFS Please see slide 32 for all footnote references included above. $1.19B DOLLARS IN MILLIONS UNAUDITED

LOANS & SECURITIES- REPRICING OR MATURITY

UNAUDITED

Total Loans

(Dollars in thousands)	Repricing or Maturity Term: 1 Year or less	> 1 to 3 Years	> 3 to 5 Years	> 5 to 10 Years	> 10 Years	Total	Rate Structure: Floating Rate	Variable Rate	Fixed Rate
Commercial real estate	$ 807,583	$ 520,450	$ 758,784	$ 333,114	$ 857	$ 2,420,788	$ 698,313	$ 10,115	$ 1,712,360
Construction/land/land development	719,926	198,842	187,727	42,361	19,741	1,168,597	674,536	42,171	451,890
Residential real estate [17]	337,471	327,570	544,370	326,193	197,693	1,733,297	285,172	742,106	706,019
Total real estate	$ 1,864,980	$ 1,046,862	$ 1,490,881	$ 701,668	$ 218,291	$ 5,322,682	$ 1,658,021	$ 794,392	$ 2,870,269
Commercial and industrial	1,628,855	270,204	218,732	36,025	335	2,154,151	1,647,131	2,603	504,417
Mortgage warehouse lines of credit	400,995	—	—	—	—	400,995	400,995	—	—
Consumer	11,316	6,852	3,622	362	47	22,199	5,740	123	16,336
Total	$ 3,906,146	$ 1,323,918	$ 1,713,235	$ 738,055	$ 218,673	$ 7,900,027	$ 3,711,887	$ 797,118	$ 3,391,022
% of total	49 %	17 %	22 %	9 %	3 %	100 %	47 %	10 %	43 %
Weighted Average Coupon Rate	7.84 %	4.75 %	5.51 %	4.30 %	4.80 %	6.41 %	7.99 %	4.61 %	5.11 %

AFS & HTM Securities

(Dollars in thousands)	Maturity & Projected Principal Cashflow: 1 Year or less	> 1 to 3 Years	> 3 to 5 Years	> 5 to 10 Years	> 10 Years	Total
Projected cash flow	$ 155,202	$ 257,875	$ 258,750	$ 449,315	$ 216,841	$ 1,337,983
% of Total	12 %	19 %	19 %	34 %	16 %	100 %

Please see slide 32 for all footnote references included above.

ORIGIN BANCORP, INC.
17

DEPOSIT DETAIL

UNAUDITED

Deposit Composition at March 31, 2024[18]: $8,505 million



Brokered: 7%
Public: 10%
Commercial: 52%
Consumer: 31%

Commercial Deposit Composition: $4,391 million



Real Estate Rental & Leasing: 6%
Finance & Insurance: 6%
Construction: 6%
Professional, Scientific, & Technical Svcs: 5%
Other Business Deposits 2% or less: 4%
Mgmt of Companies & Enterprises: 4%
Affiliate: 3%
Manufacturing: 2%
Healthcare & Social Assistance: 2%
Other Svcs (except Public Admin.): 2%
Mining: 2%
Wholesale Trade: 1%
Retail Trade: 1%
Misc: 8%

Deposit Detail

(Dollars in thousands)	1Q24	4Q23	3Q23	2Q23	1Q23	QoQ % Δ
Total Deposits	$8,505,464	$8,251,125	$8,374,488	$8,490,043	$8,174,310	3.1 %
FDIC Insured	(3,447,538)	(3,425,268)	(3,434,530)	(3,402,826)	(3,425,845)	0.7
FDIC Insured Reciprocal	(801,145)	(801,699)	(781,054)	(770,823)	(531,051)	(0.1)
FDIC Insured Brokered Time Deposits	(597,110)	(444,989)	(669,202)	(677,909)	(289,968)	34.2
Total Estimated FDIC Uninsured Deposits	3,659,671	3,579,169	3,489,702	3,638,485	3,927,446	2.2
Collateralized Public Funds	(836,150)	(849,603)	(739,329)	(799,351)	(839,569)	(1.6)
Uninsured/ Uncollateralized Deposits ($)	$2,823,521	$2,729,566	$2,750,373	$2,839,134	$3,087,877	3.4
Uninsured/ Uncollateralized Deposits (%)	33.2 %	33.1 %	32.8 %	33.4 %	37.8 %	

Please see slide 32 for all footnote references included above.

Geographic Concentration [1]



Commercial
36%
19%
7%
33%
5%
Consumer
17%
17%
18%
39%
9%
Public Funds
13%
5%
15%
50%
17%
Texas- DFW
Texas- Houston
TX- East Texas
Louisiana
Mississippi

18
ORIGIN BANCORP, INC.

ORIGIN BANCORP, INC. _______ 19 8,017 8,260 8,443 8,361 8,439 4,648 4,741 4,728 4,785 5,009 2,392 2,140 2,088 1,973 1,866 977 1,379 1,627 1,603 1,564 Interest-bearing Demand Noninterest-bearing Time Deposits 1Q23 2Q23 3Q23 4Q23 1Q24 Average Deposits ($) DEPOSIT TRENDS Deposit Cost Trends (QTD Annualized) (%) IDT Total Deposit Beta (%) DOLLARS IN MILLIONS UNAUDITED 0.00 -50.00 10.48 23.25 35.21 42.16 46.72 50.48 53.33 0.12 0.77 2.18 3.65 4.51 4.99 5.26 5.33 5.33 Cumulative Deposit Beta Average Quarterly Fed Funds Rate 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 0.51 0.19 1.22 (0.02) 0.02 0.22 0.61 0.73 0.51 0.35 0.23 0.15 Change in Cost of Total Deposits 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Change in Cost of Total Deposits (%) 0.54 0.49 2.58 3.56 4.04 4.24 4.35 0.26 0.64 1.54 2.49 3.05 3.47 3.71 3.85 0.41 1.02 1.75 2.26 2.61 2.84 2.99 Time Deposits Cost of Interest-bearing Deposits Cost of Total Deposits 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 0.17 0.29

ORIGIN BANCORP, INC. _______ 20 YIELDS AND COSTS Yield on LHFI (%) Cost of Funds (%) • LHFI with fixed rates: 43%; LHFI with floating/variable rates: 57% at 1Q24. • $2.10 billion Prime-based, $2.12 billion SOFR-based, $2.8 million other index-based loans at 1Q24. UNAUDITED 6.03 6.18 6.35 6.46 6.58 5.94 6.16 6.35 6.47 6.58 7.69 8.16 8.43 8.50 8.50 4.42 4.92 5.20 5.33 5.33 Yield on LHFI Yield on LHFI excl. PAA Avg. Prime Rate 30 Day Avg. SOFR 1Q23 2Q23 3Q23 4Q23 1Q24 (19) Please see slide 32 for all footnote references included above. 2.01 2.52 2.74 2.89 3.04 2.49 3.05 3.47 3.71 3.85 1.75 2.26 2.61 2.84 2.99 Cost of Total Deposits & Borrowings Cost of Interest Bearing Deposits Cost of Total Deposits 1Q23 2Q23 3Q23 4Q23 1Q24

ORIGIN BANCORP, INC. _______ 77,147 75,291 74,130 72,989 73,323 72,435 68,346 67,292 67,775 67,540 3,009 6,415 6,838 5,214 5,783 1,703 530 3.44 3.16 3.14 3.19 3.193.36 3.14 3.14 3.19 3.19 Net Interest Income excl. MW LOC, adjusted MW LOC Interest Income Net Purchase Accounting Accretion NIM (FTE) Adjusted NIM (FTE) 1Q23 2Q23 3Q23 4Q23 1Q24 21 DOLLARS IN THOUSANDS, UNAUDITED NET INTEREST INCOME AND NIM TRENDS 3.193.19 0.08 0.07 0.02 0.01 (0.01) (0.17) 4Q 23 RE Lo an s C&I MW LO C Othe r FH LB & O the r Bor ro wing s Sav ing s a nd IB Tr an sc . A cc ts 1Q 24 2.00 3.00 (20) (5) Please see slide 32 for all footnote references included above. 24.64 29.52 21.01 8.58 2.04 2.480.12 0.77 2.18 3.65 4.99 5.26 5.33 5.33 Cumulative NIM-FTE Beta Average Quarterly Fed Funds Rate 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 NIM Beta - 1Q24 (%) 1.54 2.48 4.51 NIM-FTE Changes - 1Q24 (%) NIM-FTE Changes - 1Q24 (%) 73,32372,989 1,362 1,537 568 432 (298) (3,267) 4Q 23 RE Lo an s C&I MW LO C Othe r FH LB & O the r Bor ro wing s Sav ing s & IB Tr an sa c. Acc ts. 1Q 24 40,000 60,000 80,000 • In March 2024, the Federal Reserve left the current fed funds rate steady at a 23-year high of 5.25% to 5.50%, which was in line with market expectations. • We faced margin compression from 4Q22 to 3Q23 for four quarters. During 1Q24, NIM-FTE remained stable. • As we navigate through stabilizing rate conditions, our strategic focus continues to align with offering attractive returns to our depositors while closely monitoring economic indicators and Federal Funds rate projections for informed decision-making. Net Interest Income & NIM ($)

ORIGIN BANCORP, INC. _______ 13,363 12,309 11,956 11,385 14,401 7,011 6,185 6,443 5,446 7,725 4,571 4,722 4,621 4,889 4,688 1,781 1,402 892 1,050 1,988 Insurance Commission & Fee Income Service Charges & Fees Mortgage Banking Revenue 1Q23 2Q23 3Q23 4Q23 1Q24 22 93,531 90,927 92,249 81,185 90,578 Net Interest Income Noninterest Income 1Q23 2Q23 3Q23 4Q23 1Q24 Major Components of Noninterest Income ($)(21) Net Interest Income + Noninterest Income ($) NET REVENUE DISTRIBUTION Components of Other Noninterest Income ($) 1Q24 4Q23 3Q23 2Q23 1Q23 Swap Fee Income 57 196 366 331 384 Gain on Subordinated Debentures — — — 471 — (Loss) Gain on Sale of Securities (403) (4,606) (7,173) — 144 Positive Valuation Adjustment on Non- Marketable Equity Securities — — 10,096 — — MSR Gain (Impairment) 410 (1,769) — — — Other 2,790 2,990 2,874 2,525 2,493 Total $ 2,854 $ (3,189) $ 6,163 $ 3,327 $ 3,021 82.5% 81.0% Please see slide 32 for all footnote references included above. DOLLARS IN THOUSANDS, UNAUDITED 89.9%80.4%82.8%

ORIGIN BANCORP, INC. _______ 23 Efficiency Ratios (%) NONINTEREST EXPENSE ANALYSIS DOLLARS IN THOUSANDS Noninterest Expense Composition ($) Consolidated Efficiency Ratio Adjusted Efficiency Ratio 1Q23 2Q23 3Q23 4Q23 1Q24 Operating Leverage (%) E FF IC IE N C Y R AT IO (% ) N IE / AV E R A G E A S S E TS (% ) 2.35 2.32 2.32 2.48 2.39 60.69 64.76 63.59 75.02 64.81 1Q23 2Q23 3Q23 4Q23 1Q24 40 60 80 100 1.5 2.0 2.5 3.0 60 .6 9 58 .6 4 61 .1 7 64 .7 6 Please see slide 32 for all footnote references included above. 62 .7 1 64 .8 1 (4) UNAUDITED 64 .9 0 63 .5 9 75 .0 2 66 .4 356,760 58,887 58,663 60,906 58,707 33,731 34,533 34,624 35,931 35,818 6,503 6,578 6,790 6,912 6,645 2,916 2,837 2,775 3,062 3,1452,553 2,552 2,264 2,259 2,1372,303 2,716 2,868 2,947 2,502 8,754 9,671 9,342 9,795 8,460 Salaries and Employee Benefits Occupancy and Equipment, net Data Processing Intangible Asset Amortization Office and Operations Other 1Q23 2Q23 3Q23 4Q23 1Q24

ORIGIN BANCORP, INC. _______ 9.8 9.6 10.0 10.5 10.7 10.2 10.1 10.3 10.5 10.6 Company Level Origin Bank Level 1Q23 2Q23 3Q23 4Q23 1Q24 11.3 11.2 11.6 12.0 12.2 11.7 11.7 12.0 11.9 12.1 Company Level Origin Bank Level 1Q23 2Q23 3Q23 4Q23 1Q24 24 CAPITAL 14.3 14.1 14.6 15.0 15.0 13.6 13.5 14.0 13.9 14.0 Company Level Origin Bank Level 1Q23 2Q23 3Q23 4Q23 1Q24 1Q24 Reported versus Capital Ratios incl. AOCI (%) ICap ICap Total Capital to Risk-Weighted Assets (%)(22) Tier 1 Capital to Risk-Weighted Assets (%)(22)Tier 1 Capital to Average Assets (Leverage Ratio) (%)(22) Please see slide 32 for all footnote references included above. 10.7 12.2 15.0 12.0 9.4 10.8 13.6 10.610.6 12.1 14.0 12.1 9.3 10.7 12.6 10.7 Company Level, Reported Company Level, incl. AOCI Bank Level, Reported Bank Level, incl. AOCI Tier 1 Leverage Ratio Tier 1 Capital Ratio Total Capital Ratio Common Equity Tier 1 Capital Ratio (23) (23) UNAUDITED

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

Calculation of adjusted net income:

	1Q24	4Q23	3Q23	2Q23	1Q23	4Q22	3Q22	2Q22
Net interest income after provision for credit losses	$ 70,311	$ 70,254	$ 70,615	$ 70,985	$ 70,950	$ 80,125	$ 61,581	$ 56,052
CECL provision for non-PCD loans	—	—	—	—	—	—	14,890	—
Adjusted net interest income after provision for credit losses	70,311	70,254	70,615	70,985	70,950	80,125	76,471	56,052
Total noninterest income	$ 17,255	$ 8,196	$ 18,119	$ 15,636	$ 16,384	$ 13,429	$ 13,723	$ 14,216
MSR (gain) impairment	(410)	1,769	—	—	—	—	1,950	—
Loss (gain) on sales of securities, net	403	4,606	7,173	—	(144)	—	(1,664)	—
Positive valuation adjustment on non-marketable equity securities	—	—	(10,096)	—	—	—	—	—
Gain on sub-debt repurchase	—	—	—	(471)	—	—	—	—
Adjusted total noninterest income	17,248	14,571	15,196	15,165	16,240	13,429	14,009	14,216
Total noninterest expense	$ 58,707	$ 60,906	$ 58,663	$ 58,887	$ 56,760	$ 57,254	$ 56,241	$ 44,150
Merger expense	—	—	—	—	—	(1,179)	(3,614)	(807)
Adjusted total noninterest expense	58,707	60,906	58,663	58,887	56,760	56,075	52,627	43,343
Income tax expense	$ 6,227	$ 4,119	$ 5,758	$ 5,974	$ 6,272	$ 6,822	$ 2,820	$ 4,807
Income tax expense on adjustment items	(1)	1,339	(614)	(99)	(30)	248	3,946	169
Adjusted income tax expense	6,226	5,458	5,144	5,875	6,242	7,070	6,766	4,976
Net income (GAAP)	$ 22,632	$ 13,425	$ 24,313	$ 21,760	$ 24,302	$ 29,478	$ 16,243	$ 21,311
Adjusted net income (non-GAAP)	$ 22,626	$ 18,461	$ 22,004	$ 21,388	$ 24,188	$ 30,409	$ 31,087	$ 21,949

ORIGIN BANCORP, INC.
25

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

Calculation of adjusted net income, continued:

	1Q22	4Q21	3Q21	2Q21	1Q21	4Q20	3Q20	2Q20
Net interest income after provision for credit losses	$ 52,829	$ 56,827	$ 56,462	$ 59,901	$ 53,827	$ 45,486	$ 36,984	$ 24,887
Total noninterest income	$ 15,906	$ 16,701	$ 15,923	$ 12,438	$ 17,131	$ 15,381	$ 18,051	$ 19,076
Gain on sales of securities, net	—	(75)	—	(5)	(1,668)	(225)	(301)	—
Bank-owned life insurance policy	—	(5,213)	—	—	—	—	—	—
Adjusted total noninterest income	15,906	11,413	15,923	12,433	15,463	15,156	17,750	19,076
Total noninterest expense	$ 42,774	$ 40,346	$ 39,165	$ 37,832	$ 39,436	$ 38,884	$ 38,734	$ 38,220
Merger expense	(571)	—	—	—	—	—	—	—
Early termination of LT FHLB advance	—	—	—	—	(1,613)	—	—	—
Adjusted total noninterest expense	42,203	40,346	39,165	37,832	37,823	38,884	38,734	38,220
Income tax expense	$ 5,278	$ 4,860	$ 6,242	$ 6,774	$ 6,009	$ 4,431	$ 3,206	$ 786
Income tax expense on adjustment items	120	(1,110)	—	(1)	(12)	(47)	(63)	—
Adjusted income tax expense	5,398	3,750	6,242	6,773	5,997	4,384	3,143	786
Net income (GAAP)	$ 20,683	$ 28,322	$ 26,978	$ 27,733	$ 25,513	$ 17,552	$ 13,095	$ 4,957
Adjusted net income (non-GAAP)	$ 21,134	$ 24,144	$ 26,978	$ 27,729	$ 25,470	$ 17,374	$ 12,857	$ 4,957

ORIGIN BANCORP, INC.

26

ORIGIN BANCORP, INC. _______ Calculation of adjusted PTPP earnings: 1Q24 4Q23 3Q23 2Q23 1Q23 4Q22 3Q22 2Q22 Provision for credit losses $ 3,012 $ 2,735 $ 3,515 $ 4,306 $ 6,197 $ 4,624 $ 16,942 $ 3,452 CECL provision for non-PCD loans — — — — — — (14,890) — Adjusted provision for credit losses $ 3,012 $ 2,735 $ 3,515 $ 4,306 $ 6,197 $ 4,624 $ 2,052 $ 3,452 Adjusted net income $ 22,626 $ 18,461 $ 22,004 $ 21,388 $ 24,188 $ 30,409 $ 31,087 $ 21,949 Adjusted provision for credit losses 3,012 2,735 3,515 4,306 6,197 4,624 2,052 3,452 Adjusted income tax expense 6,226 5,458 5,144 5,875 6,242 7,070 6,766 4,976 Adjusted PTPP earnings (non-GAAP) $ 31,864 $ 26,654 $ 30,663 $ 31,569 $ 36,627 $ 42,103 $ 39,905 $ 30,377 1Q22 4Q21 3Q21 2Q21 1Q21 4Q20 3Q20 2Q20 Provision for credit losses $ (327) $ (2,647) $ (3,921) $ (5,609) $ 1,412 $ 6,333 $ 13,633 $ 21,403 Adjusted net income $ 21,134 $ 24,144 $ 26,978 $ 27,729 $ 25,470 $ 17,374 $ 12,857 $ 4,957 Provision for credit losses (327) (2,647) (3,921) (5,609) 1,412 6,333 13,633 21,403 Adjusted income tax expense 5,398 3,750 6,242 6,773 5,997 4,384 3,143 786 Adjusted PTPP earnings (non-GAAP) $ 26,205 $ 25,247 $ 29,299 $ 28,893 $ 32,879 $ 28,091 $ 29,633 $ 27,146 27 DOLLARS IN THOUSANDS, UNAUDITED RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

ORIGIN BANCORP, INC. _______ Calculation of adjusted dilutive EPS: 1Q24 4Q23 3Q23 2Q23 1Q23 4Q22 3Q22 2Q22 Numerator: Adjusted net income $ 22,626 $ 18,461 $ 22,004 $ 21,388 $ 24,188 $ 30,409 $ 31,087 $ 21,949 Denominator: Weighted average diluted common shares outstanding 31,078,910 30,995,354 30,943,860 30,872,834 30,882,156 30,867,511 28,481,619 23,788,164 Diluted earnings per share (GAAP) $ 0.73 $ 0.43 $ 0.79 $ 0.70 $ 0.79 $ 0.95 $ 0.57 $ 0.90 Adjusted diluted earnings per share (non-GAAP) 0.73 0.60 0.71 0.69 0.78 0.99 1.09 0.92 1Q22 4Q21 3Q21 2Q21 1Q21 4Q20 3Q20 2Q20 Numerator: Adjusted net income $ 21,134 $ 24,144 $ 26,978 $ 27,729 $ 25,470 $ 17,374 $ 12,857 $ 4,957 Denominator: Weighted average diluted common shares outstanding 23,770,791 23,609,874 23,613,010 23,604,566 23,590,430 23,543,917 23,500,596 23,466,326 Diluted earnings per share (GAAP) $ 0.87 $ 1.20 $ 1.14 $ 1.17 $ 1.08 $ 0.75 $ 0.56 $ 0.21 Adjusted diluted earnings per share (non-GAAP) 0.89 1.02 1.14 1.17 1.08 0.74 0.55 0.21 28 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED

Calculation of tangible book value per common share and adjusted tangible book value per common share:

	1Q24	4Q23	3Q23	2Q23	1Q23	4Q22	3Q22	2Q22
Total common stockholders' equity	$ 1,078,853	$ 1,062,905	$ 998,945	$ 997,859	$ 992,587	$ 949,943	$ 907,024	$ 646,373
Goodwill	(128,679)	(128,679)	(128,679)	(128,679)	(128,679)	(128,679)	(136,793)	(34,153)
Other intangible assets, net	(43,314)	(45,452)	(42,460)	(44,724)	(47,277)	(49,829)	(52,384)	(15,900)
Tangible common equity	906,860	888,774	827,806	824,456	816,631	771,435	717,847	596,320
Accumulated other comprehensive loss	124,909	121,023	172,729	152,879	138,481	159,875	175,233	115,979
Adjusted tangible common equity	1,031,769	1,009,797	1,000,535	977,335	955,112	931,310	893,080	712,299
Divided by common shares outstanding at period end	31,011,304	30,986,109	30,906,716	30,866,205	30,780,853	30,746,600	30,661,734	23,807,677
Book value per common share (GAAP)(7)	$ 34.79	$ 34.30	$ 32.32	$ 32.33	$ 32.25	$ 30.90	$ 29.58	$ 27.15
Tangible book value per common share (non-GAAP)(7)	29.24	28.68	26.78	26.71	26.53	25.09	23.41	25.05
Adjusted tangible book value per common share (non-GAAP)	33.27	32.59	32.37	31.66	31.03	30.29	29.13	29.92

	1Q22	4Q21	3Q21	2Q21	1Q21	4Q20	3Q20	2Q20
Total common stockholders' equity	$ 676,865	$ 730,211	$ 705,667	$ 688,235	$ 656,355	$ 647,150	$ 627,637	$ 614,781
Goodwill	(34,153)	(34,368)	(26,741)	(26,741)	(26,741)	(26,741)	(26,741)	(26,741)
Other intangible assets, net	(16,425)	(16,962)	(3,089)	(3,283)	(3,505)	(3,739)	(3,976)	(4,212)
Tangible common equity	626,287	678,881	675,837	658,211	626,109	616,670	596,920	583,828
Accumulated other comprehensive loss (income)	65,890	(5,729)	(11,872)	(18,914)	(12,185)	(25,649)	(21,998)	(20,613)
Adjusted tangible common equity	692,177	673,152	663,965	639,297	613,924	591,021	574,922	563,215
Divided by common shares outstanding at period end	23,748,748	23,746,502	23,496,058	23,502,215	23,488,884	23,506,312	23,506,586	23,501,233
Book value per common share (GAAP)(7)	$ 28.50	$ 30.75	$ 30.03	$ 29.28	$ 27.94	$ 27.53	$ 26.70	$ 26.16
Tangible book value per common share (non-GAAP)(7)	26.37	28.59	28.76	28.01	26.66	26.23	25.39	24.84
Adjusted tangible book value per common share (non-GAAP)	29.15	28.35	28.26	27.20	26.14	25.14	24.46	23.97

Please see slide 32 for all footnote references included above.

29
ORIGIN BANCORP, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

Calculation of adjusted efficiency ratio:

	1Q24	4Q23	3Q23	2Q23	1Q23	4Q22	3Q22	2Q22
Total noninterest expense	$ 58,707	$ 60,906	$ 58,663	$ 58,887	$ 56,760	$ 57,254	$ 56,241	$ 44,150
Insurance and mortgage noninterest expense	(8,045)	(8,581)	(8,579)	(9,156)	(8,033)	(8,031)	(8,479)	(8,397)
Merger and acquisition expense	—	—	—	—	—	(1,179)	(3,614)	(807)
Adjusted total noninterest expense	50,662	52,325	50,084	49,731	48,727	48,044	44,148	34,946
Net interest income	73,323	72,989	74,130	75,291	77,147	84,749	78,523	59,504
Insurance and mortgage net interest income	(2,795)	(2,294)	(2,120)	(1,574)	(1,493)	(1,376)	(1,208)	(1,082)
Total noninterest income	17,255	8,196	18,119	15,636	16,384	13,429	13,723	14,216
Insurance and mortgage noninterest income	(10,123)	(4,727)	(7,335)	(7,587)	(8,792)	(6,255)	(4,737)	(8,047)
Positive valuation adjustment on non-marketable equity securities	—	—	(10,096)	—	—	—	—	—
Loss (gain) on sale of securities, net	403	4,606	7,173	—	(144)	—	(1,664)	—
Gain on sub-debt repurchase	—	—	—	(471)	—	—	—	—
Adjusted total revenue	78,063	78,770	79,871	81,295	83,102	90,547	84,637	64,591
Efficiency ratio (GAAP)	64.81 %	75.02 %	63.59 %	64.76 %	60.69 %	58.32 %	60.97 %	59.89 %
Adjusted efficiency ratio (non-GAAP)	64.90	66.43	62.71	61.17	58.64	53.06	52.16	54.10

	1Q22	4Q21	3Q21	2Q21	1Q21	4Q20	3Q20	2Q20
Total noninterest expense	$ 42,774	$ 40,346	$ 39,165	$ 37,832	$ 39,436	$ 38,884	$ 38,734	$ 38,220
Insurance and mortgage noninterest expense	(8,626)	(6,580)	(6,688)	(6,964)	(7,252)	(7,195)	(7,746)	(7,944)
Merger and acquisition expense	(571)	—	—	—	—	—	—	—
Early termination of LT FHLB advance	—	—	—	—	(1,613)	—	—	—
Adjusted total noninterest expense	33,577	33,766	32,477	30,868	30,571	31,689	30,988	30,276
Net interest income	52,502	54,180	52,541	54,292	55,239	51,819	50,617	46,290
Insurance and mortgage net interest income	(875)	(946)	(1,048)	(979)	(1,003)	(1,236)	(1,125)	(1,204)
Total noninterest income	15,906	16,701	15,923	12,438	17,131	15,381	18,051	19,076
Insurance and mortgage noninterest income	(10,552)	(5,683)	(6,179)	(5,815)	(8,348)	(9,326)	(12,741)	(13,826)
Positive valuation adjustment on non-marketable equity securities	—	(5,213)	—	—	—	—	—	—
Gain on sale of securities, net	—	(75)	—	(5)	(1,668)	(225)	(301)	—
Adjusted total revenue	56,981	58,964	61,237	59,931	61,351	56,413	54,501	50,336
Efficiency ratio (GAAP)	62.53 %	56.92 %	57.21 %	56.69 %	54.49 %	57.86 %	56.41 %	58.47 %
Adjusted efficiency ratio (non-GAAP)	58.93	57.27	53.03	51.51	49.83	56.17	56.86	60.15

ORIGIN BANCORP, INC.
30

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

Calculation of adjusted ROAA and ROAE:

	1Q24	4Q23
Adjusted net income	$ 22,626	$ 18,461
Divided by number of days in the quarter	91	92
Multiplied by the number of days in the year	366	365
Annualized adjusted net income	$ 91,001	$ 73,242
Divided by total average assets	9,861,236	9,753,847
ROAA (annualized) (GAAP)	0.92 %	0.55 %
Adjusted ROAA (annualized) (non-GAAP)	0.92	0.75
Divided by total average stockholders' equity	$ 1,062,705	$ 1,013,286
ROAE (annualized) (GAAP)	8.57 %	5.26 %
Adjusted ROAE (annualized) (non-GAAP)	8.56	7.23

Calculation of tangible common equity to tangible assets:

	1Q24	4Q23
Total assets	$ 9,892,379	$ 9,722,584
Goodwill	(128,679)	(128,679)
Other intangible assets, net	(43,314)	(45,452)
Tangible assets	9,720,386	9,548,453
Total common stockholders' equity	$ 1,078,853	$ 1,062,905
Goodwill	(128,679)	(128,679)
Other intangible assets, net	(43,314)	(45,452)
Tangible common equity	906,860	888,774
Tangible common equity to tangible assets (non-GAAP)	9.33 %	9.31 %

Calculation of adjusted PTPP ROAA & ROAE:

	1Q24	4Q23
Adjusted PTPP earnings	$ 31,864	$ 26,654
Divided by number of days in the quarter	91	92
Multiplied by the number of days in the year	366	365
Adjusted PTPP earnings, annualized	$ 128,156	$ 105,747
Divided by total average assets	9,861,236	9,753,847
Adjusted PTPP ROAA (annualized) (non-GAAP)	1.30 %	1.08 %
Divided by total average stockholders' equity	$ 1,062,705	$ 1,013,286
Adjusted PTPP ROAE (annualized) (non-GAAP)	12.06 %	10.44 %

Calculation of ROATCE and adjusted ROATCE:

	1Q24	4Q23
Net income	$ 22,632	$ 13,425
Divided by number of days in the quarter	91	92
Multiplied by number of days in the year	366	365
Annualized net income	$ 91,025	$ 53,262
Adjusted net income	$ 22,626	$ 18,461
Divided by number of days in the quarter	91	92
Multiplied by number of days in the year	366	365
Annualized adjusted net income	$ 91,001	$ 73,242
Total average common stockholders' equity	$ 1,062,705	$ 1,013,286
Average goodwill	(128,679)	(128,679)
Average other intangible assets, net	(44,700)	(46,825)
Average tangible common equity	889,326	837,782
ROATCE	10.24 %	6.36 %
Adjusted ROATCE	10.23	8.74

ORIGIN BANCORP, INC.
31

ORIGIN BANCORP, INC. _______ 32 PRESENTATION NOTES (1) Does not include wholesale or mortgage warehouse deposits. (2) Excludes MW LOC. (3) New Fort Walton Beach, Florida loan production office opened in 1Q2024. (4) As used in this presentation, adjusted net income, adjusted PTPP earnings, adjusted diluted EPS, adjusted ROAA, adjusted PTPP ROAA, adjusted ROAE, adjusted PTPP ROAE, tangible book value per common share, adjusted tangible book value per common share, tangible common equity, adjusted tangible common equity, tangible common equity to tangible assets, ROATCE, adjusted ROATCE and adjusted efficiency ratio are either non-GAAP financial measures or use a non-GAAP contributor in the formula. For a reconciliation of these alternative financial measures to their comparable GAAP measures, see slides 25-31 of this presentation. (5) Adjusted NIM-FTE is calculated by removing the net purchase accounting accretion or amortization from the net interest income. (6) The ALCL to total LHFI, adjusted is calculated by excluding the ALCL for MW LOC from the total LHFI ALCL in the numerator and excluding the MW LOC from the LHFI in the denominator. Due to their low-risk profile, MW LOC require a disproportionately low allocation of the ALCL. (7) An increase in accumulated other comprehensive loss experienced primarily during fiscal years ending December 31, 2023 and 2022, negatively impacted total stockholders' equity, tangible common equity, book value and tangible book value per common share primarily due to the movement of the short end of the yield curve and its impact on our investment portfolio. (8) Total LHFI, adjusted excludes MW LOC for all periods presented. (9) Origin Bancorp, Inc. and KBW Nasdaq cumulative total shareholder return assumes $100 invested on December 31, 1996, and any dividends are reinvested. Data for Origin Bancorp, Inc. cumulative total shareholder return prior to May 9, 2018, is based upon private stock transactions and is not reflective of open market trades. (10) Data obtained from The United States Census Bureau (census.gov). Count is as of most recent practicable date. (11) Year-to-date periods ended December 31, 2020 and 2021, exclude PPP loans. (12) Does not include loans held for sale. (13) The sensitivity analysis is based on loans exceeding $2.5 million. (14) Represents an interest rate sensitivity test for CRE office loans over $2.5 million using interest rate assumptions increased to 8.6% for 2024 maturities, 8.1% for 2025 maturities, 6.9% for 2026 maturities and 5.9% for 2027+ maturities, based upon federal open market committee projections at December 13, 2023. (15) Represents the weighted average loan to value based upon an increase to a 10% stress capitalization rate on loans exceeding $2.5 million within the CRE non-owner occupied office portfolio. (16) The accumulated other comprehensive loss primarily represents the unrealized loss, net of tax benefit, of available for sale securities and is a component of equity. (17) Includes multi-family real estate. (18) For purposes of this classification, all reciprocal deposits are classified as commercial deposits. (19) PAA refers to purchase accounting adjustments. (20) Net interest income excl. MW LOC, adjusted, represents net interest income less interest income on MW LOC, excluding PAA net accretion/amortization for the 2Q23 and prior periods. (21) Mortgage banking revenue for 1Q24 and 4Q23 was adjusted for the $410,000 gain on sale and $1.8 million impairment, respectively, on the MSR portfolio. (22) March 31, 2024, dollars and ratios are estimated. (23) Capital ratios including AOCI are calculated by including the accumulated other comprehensive loss in the equity used in the numerator of the respective ratios and including the primarily negative fair value adjustments on the available for sale portfolio in the total risk-weighted assets used in the denominator of the ratio.